UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 4, 2004

Date of Earliest Event Reported: August 4, 2004

Sauer-Danfoss Inc.
(Exact name of Registrant as specified in its charter)

Delaware	333-48299	36-3482074
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

250 Parkway Drive, Suite 270, Lincolnshire, Illinois		60069
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code:     (515) 239-6000

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 4, 2004, announcing financial results for the second quarter ended June 30, 2004.

Item 12.  Results of Operations and Financial Condition

On August 4, 2004 Sauer-Danfoss Inc. issued a press release announcing its financial results for the first quarter ended June 30, 2004.  A copy of this press release is being furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUER-DANFOSS INC.

Date: August 4, 2004	By: /s/ Kenneth D. McCuskey
Name: Kenneth D. McCuskey
Title: Vice President and Chief Accounting Officer